Exhibit 4.1

SPECIMEN

PO BOX 43004, Providence, RI 02940-3004

MR A SAMPLE

DESIGNATION (IF ANY)

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CUSIP	XXXXXX XX X
Holder ID	XXXXXXXXXX
Insurance Value	1,000,000.00
Number of Shares	123456
DTC	12345678 123456789012345

Certificate Numbers	Num/No.	Denom.	Total
1234567890/1234567890	1	1	1
1234567890/1234567890	2	2	2
1234567890/1234567890	3	3	3
1234567890/1234567890	4	4	4
1234567890/1234567890	5	5	5
1234567890/1234567890	6	6	6
Total Transaction			7

016570|  003590|127C|RESTRICTED||4|057-423

COMMON SHARES	COMMON SHARES

PAR VALUE $.01	THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND JERSEY CITY, NJ

Certificate	Shares
Number	* * 6 0 0 6 2 0 * * * * * *
ZQ 000000	* * * 6 0 0 6 2 0 * * * * *
* * * * 6 0 0 6 2 0 * * * *
* * * * * 6 0 0 6 2 0 * * *
* * * * * * 6 0 0 6 2 0 * *

GENPACT LIMITED

INCORPORATED UNDER THE LAWS OF BERMUDA

THIS CERTIFIES THAT	MR. SAMPLE & MRS. SAMPLE &	CUSIP XXXXXX XX X
	MR. SAMPLE & MRS. SAMPLE	SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of	* * * SIX HUNDRED THOUSAND
SIX HUNDRED AND TWENTY* * *

FULLY-PAID AND NON-ASSESSABLE COMMON SHARES OF

Genpact Limited (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Bye-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED <<Month Day, Year>>

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
Chief Executive Officer	TRANSFER AGENT AND REGISTRAR,

By
Corporate Secretary	AUTHORIZED SIGNATURE

1234567

SPECIMEN

GENPACT LIMITED

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT-	Custodian
			(Cust)		(Minor)
TEN ENT	-as tenants by the entireties	under Uniform Gifts to Minors Act
(State)
JT TEN	-as joint tenants with right of survivorship	UNIF TRF MIN ACT		Custodian (until age )
	and not as tenants in common		(Cust)		(Minor)
under Uniform Transfers to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE BYE-LAWS OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received,	hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

common shares represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated:		20	Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Signature:

Signature:
	Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.